SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2008

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34032 (Commission File Number)	26-0388421 (I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd Suite 200 Irving, Texas (Address of principal executive offices)		75039 (Zip code)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Underwriting Agreement
     On April 30, 2008, Pioneer Southwest Energy Partners L.P. (the “Partnership”), Pioneer Natural Resources GP LLC (the “General Partner”), Pioneer Natural Resources Company (“Pioneer”), Pioneer Natural Resources USA, Inc. (“Pioneer USA”) and Pioneer Southwest Energy Partners USA LLC (the “Operating Company” and, together with the Partnership, the General Partner, Pioneer and Pioneer USA, the “Pioneer Parties”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters identified therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment underwritten offering of 8,250,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $19.00 per Common Unit ($17.67 per Common Unit, net of underwriting discount) (the “IPO”). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters an option to purchase up to an additional 1,237,500 Common Units to cover over-allotments, if any, on the same terms as the 8,250,000 Common Units to be sold in the firm offering. The description of the material terms of the Underwriting Agreement and the relationships between the Pioneer Parties and their affiliates and the Underwriters contained in the section entitled “Underwriting” of the Partnership’s final prospectus dated April 30, 2008 (File No. 333-144868) and filed on May 1, 2008 with the Securities Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933 is incorporated herein by reference. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference into this Item 1.01.
Agreement and Plan of Merger
     On May 1, 2008, Pioneer USA, a wholly owned subsidiary of Pioneer and the parent company of the General Partner, which is the general partner of the Partnership, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Operating Company, Pioneer Retained Properties Company LLC (the “Retained Company”) and Pioneer Limited Natural Resources Properties LLC (“Properties LLC” and, together with Pioneer USA, the Operating Company and the Retained Company, the “Merged Entities”). Pursuant to the terms of the Merger Agreement, on May 1, 2008, the Merged Parties participated in a merger (the “Merger”) whereby (i) the Operating Company survived the Merger and certain wellbores and related assets and liabilities held by Pioneer USA and Properties LLC prior to the Merger were allocated to and vested in the Operating Company, (ii) Pioneer USA survived the Merger and retained all of its assets and liabilities not specifically allocated to and vested in the Operating Company, (iii) the Retained Company survived the Merger and all assets and liabilities held by Properties LLC prior to the Merger that were not specifically allocated to and vested in the Operating Company were allocated to and vested in the Retained Company, and (iv) Properties LLC ceased to exist. Pioneer USA and Properties LLC made no representations or warranties with respect to the assets allocated to and vested in the Operating Company and the Retained Company in the Merger.
     At the time of the Merger, Pioneer USA was the sole member of each of the Operating Company, the Retained Company and Properties LLC. The Partnership will use the proceeds it receives from the sale of the Common Units in the IPO to purchase a portion of the interests in the Operating Company from Pioneer USA. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.
     The General Partner has adopted the Pioneer Southwest Energy Partners L.P. 2008 Long Term Incentive Plan (the “Plan”) for directors of the General Partner and for employees and consultants of the General Partner and its affiliates who perform services for the Partnership. Pursuant to the Plan, restricted units of the Partnership will be granted from time to time to directors of the General Partner who are not officers or employees of the General Partner or its affiliates. The General Partner has adopted forms of award agreements for restricted unit grants to its non-employee directors, which provide for the grant of the Partnership’s units subject to restrictions on transferability and a substantial risk of forfeiture. Each non-employee director of the General Partner will receive an initial restricted unit award upon his or her election to the General Partner’s board of directors and will also receive an annual restricted unit grant for each year that he or she serves as a member of the General Partner’s board of directors.
     The initial restricted unit awards will vest ratably over a three year period on each anniversary of the grant date, provided the non-employee director has continuously served as a member of the General Partner’s board of directors from the date of grant through the applicable vesting date. Vesting of the restricted units will be accelerated in full upon a change in control (as defined in the applicable award agreement) or if the non-employee director ceases to be a member of the board due to the director’s death or disability (as defined in the applicable award agreement). Upon cessation of a director’s board membership for any other reason, any unvested restricted units will become null and void and will be automatically forfeited.
     The annual restricted unit awards will vest in full on the one year anniversary of the date of grant, provided the director has continuously served as a member of the General Partner’s board of directors from the date of grant through the vesting date. Vesting of the award will accelerate upon a change in control or if the director’s board membership terminates by reason of death or disability. Upon cessation of a director’s board membership for any other reason prior to the vesting date, all the restricted units subject to an annual award will become null and void and will be automatically forfeited. While a director holds restricted units, he or she will have unit distribution rights and will be entitled to receive distributions with respect to the restricted units if, as and when declared and paid by the Partnership.
     A copy of the form of agreement that the General Partner will use for initial grants of restricted units to its non-employee directors is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 8.01. A copy of the form of agreement that the General Partner will use for annual grants of restricted units to its non-employee directors is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
1.1	Underwriting Agreement, dated April 30, 2008, by and among the Partnership, the General Partner, Pioneer, Pioneer USA, the Operating Company, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters identified therein.

2.1†	Agreement and Plan of Merger, dated May 1, 2008, by and among Pioneer USA, the Operating Company, the Retained Company and Properties LLC.

10.1	Form of Restricted Unit Award Agreement for Initial Grants to Non-Employee Directors.

10.2	Form of Restricted Unit Award Agreement for Annual Grants to Non-Employee Directors.

10.3	Indemnification Agreement between the Partnership and Alan L. Gosule, together with a schedule identifying other substantially identical agreements between the Partnership and each non-employee director of the General Partner identified on the schedule and identifying the material differences between each of those agreements and the filed Indemnification Agreement.

†	Pursuant to the rules of the Securities and Exchange Commission, the schedules and similar attachments to the Agreement have not been filed herewith. The Partnership agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER SOUTHWEST ENERGY PARTNERS L.P.
By:	Pioneer Natural Resources GP LLC, its general partner
By:	/s/ Richard P. Dealy
	Name:	Richard P. Dealy
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 2, 2008

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

1.1
Underwriting Agreement, dated April 30, 2008, by and among the Partnership, the General Partner, Pioneer, Pioneer USA, the Operating Company, Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters identified therein.

2.1†	Agreement and Plan of Merger, dated May 1, 2008, by and among Pioneer USA, the Operating Company, the Retained Company and Properties LLC.

10.1	Form of Restricted Unit Award Agreement for Initial Grants to Non-Employee Directors.

10.2	Form of Restricted Unit Award Agreement for Annual Grants to Non-Employee Directors.

10.3
Indemnification Agreement between the Partnership and Alan L. Gosule, together with a schedule identifying other substantially identical agreements between the Partnership and each non-employee director of the General Partner identified on the schedule and identifying the material differences between each of those agreements and the filed Indemnification Agreement.

†	Pursuant to the rules of the Securities and Exchange Commission, the schedules and similar attachments to the Agreement have not been filed herewith. The Partnership agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.